As filed with the Securities and Exchange Commission on October 19, 2000

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): OCTOBER 19, 2000


                            PLAYBOY ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)


     DELAWARE                       1-6813                       36-4249478
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(State or other jurisdiction   (Commission File                 (IRS Employer
     of incorporation               Number)                 Identification No.)


680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS          60601
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   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:    (312) 751-8000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         (a) DISMISSAL OF INDEPENDENT ACCOUNTANTS. The Registrant and its subsidiaries have dismissed PricewaterhouseCoopers LLP as their independent accountants, effective upon the filing by the Registrant of its Quarterly Report on Form 10-Q for the nine-month period ended September 30, 2000.

                  The independent accountants' reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Registrant for each of the fiscal years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or disclaimer of opinion and neither of those reports was qualified or modified as to uncertainty, audit scope or accounting principle.

                  During the Registrant's two fiscal years ended December 31, 1999 and December 31, 1998, and through October 19, 2000, there were no disagreements between the Registrant and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

                  The Registrant has requested PricewaterhouseCoopers LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

         (b) ENGAGEMENT OF INDEPENDENT ACCOUNTANTS. Upon the recommendation of its Audit Committee, the Registrant's Board of Directors has appointed Ernst & Young LLP as its new independent accountants, effective upon the filing by the Registrant of its Quarterly Report on Form 10-Q for the nine-month period ended September 30, 2000.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 19, 2000


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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PLAYBOY ENTERPRISES, INC.


                                        By:  /s/ Linda G. Havard
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                                             Name:  Linda G. Havard
                                             Title: Executive Vice President,
                                                    Finance and Operations, and
                                                    Chief Financial Officer
                                                    (Authorized Officer and
                                                    Principal Financial and
                                                    Accounting Officer)


Dated:  October 19, 2000


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